UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2019

DESTINATION XL GROUP, INC.

(Exact name of Registrant as Specified in Its Charter)

Delaware	01-34219	04-2623104
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Turnpike Street, Canton, Massachusetts		02021
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (781) 828-9300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 Per Share	DXLG	NASDAQ Stock Market, LLC

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Compensatory Arrangements of Certain Officers

On May 1, 2019, the Compensation Committee of the Board of Directors of Destination XL Group, Inc. (the “Company”) approved the Destination XL Group, Inc. Fourth Amended and Restated Annual Incentive Plan (the “AIP”), in which the Company’s executives (including its Named Executive Officers) and certain other members of management are eligible to participate.

The AIP was amended, among other things, to:

•	allow the Compensation Committee to set a participant’s maximum payout above 150% of target;
•

provide that employees, who are hired during the plan year, are eligible to participate in the AIP on a pro-rated basis, so long as they are hired prior to the first day of the fourth quarter of the fiscal year;

•

modify provisions regarding eligibility to receive an award upon certain qualifying termination events to clarify the methodology for making pro-rata payments to eligible participants and the time of payment;

•

clarify the Compensation Committee’s ability to exclude from the performance metrics the impact of:  (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company’s management, (iii) a change in accounting standards required by generally accepted accounting principles, or (iv) any other item or event specified by the Compensation Committee at the time the goals are set; and,

•

eliminate the default provision indicating that awards made to Covered Employees are intended to qualify as “performance-based compensation” that is exempt from the deduction limitations imposed by Section 162(m) of the Internal Revenue Code as such exemption for performance-based compensation was eliminated by the Tax Cuts and Jobs Act of 2017.

The foregoing description of the AIP is qualified in its entirety by reference to the full text of the plan as amended, which is filed herewith as Exhibit 10.1 and incorporated herein by this reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.Description

10.1	Fourth Amended and Restated Annual Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DESTINATION XL GROUP, INC.
Date:	May 6, 2019	By:	/s/ Robert S. Molloy
Robert S. Molloy
Senior Vice President, Chief Administrative Officer, General Counsel and Secretary